UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

NTELOS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51798 (Commission File Number)	36-4573125 (IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980
(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 10, 2015, NTELOS Holdings Corp., a Delaware corporation (the “Company”), issued a press release announcing the Company’s entry into an Agreement and Plan of Merger, dated August 10, 2015, with Shenandoah Telecommunications Company, a Delaware corporation (“Parent”), and Gridiron Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This press release may contain statements, estimates or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "plan," "estimate," "anticipate," "project," "will," "may," "should," and similar expressions identify forward-looking statements, which generally are not historical in nature.  Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and NTELOS undertakes no obligation to update any of them publicly in light of new information or future events. The forward-looking statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) NTELOS may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including, without limitation, the consummation of certain transactions between Shentel and Sprint, may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the risks related to disruption of management's attention from NTELOS’s ongoing business operations due to the transaction,  (5) the effect of the announcement of the transaction on the ability of NTELOS to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) the outcome of any legal proceedings related to the merger; (7) NTELOS may be adversely affected by other economic, business, and/or competitive factors; (8) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (9) changes in the legal or regulatory environment; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, NTELOS stockholders will cease to have any equity interest in NTELOS and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of NTELOS are set forth in its filings with the Securities and Exchange Commission (SEC), including without limitation its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Reports on Form 10-Q filed thereafter, which are available on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of NTELOS Holdings Corp. issued August 10, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: August 10, 2015

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of NTELOS Holdings Corp. issued August 10, 2015